UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  August 10, 2004
                                                  ------------------------------


                           ART TECHNOLOGY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-26679                 04-3141918
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(State or other jurisdiction      (Commission              (IRS employer
     of incorporation)            file number)           identification no.)


25 First Street, Cambridge, Massachusetts                       02141
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  (617) 386-1000
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On August 10, 2004, we announced that we have agreed to acquire Primus Knowledge Solutions, Inc., a Washington corporation. A copy of the joint press release we issued with Primus on August 10, 2004 is filed as an exhibit to, and incorporated by reference in, this current report.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         Number        Title
         ------        -----

          99.1 Joint Press Release of Art Technology Group, Inc. and Primus Knowledge Solutions, Inc., dated August 10, 2004.






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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ART TECHNOLOGY GROUP, INC.


Dated: August 10, 2004                 By: /s/ Edward Terino
                                           -------------------------------------
                                           Edward Terino
                                           Senior Vice President and Chief
                                           Financial Officer




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


                                  Exhibit Index


     Number        Title
     ------        -----

      99.1 Joint Press Release of Art Technology Group, Inc. and Primus Knowledge Solutions, Inc., dated August 10, 2004.



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